Supplement Dated November 6, 2015 to your Prospectus Dated May 1, 2015

FUND ADD

Effective April 27, 2016, the following fund is added as an investment option to your contract:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
AIM Variable Insurance Funds
Invesco V.I. Money Market Portfolio - Series I	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.

FUND LIQUIDATION

The Board of Trustees of Morgan Stanley Select Dimensions Investment Series on behalf of the Morgan Stanley - Money Market Portfolio (the “Fund”) approved a Plan of Liquidation to terminate and liquidate the Fund. Subject to shareholder approval, and pursuant to the Plan of Liquidation, the liquidation is expected to occur at the close of business on or about April 29, 2016.

FUND CLOSING TO NEW OR SUBSEQUENT PREMIUMS AND TRANSFERS OF CONTRACT VALUE ON APRIL 27, 2016 IN CONTEMPLATION OF THE LIQUIDATION OF THE FUND ON APRIL 29, 2016
In contemplation of the liquidation of the Fund scheduled to take place on or about April 29, 2016, effective at the close of business on April 27, 2016, the Fund will be closed to new or subsequent Premium Payments and transfers of Contact Value.

As a result, certain administrative programs will be impacted by the April 27, 2016 Fund closure and the April 29, 2016 Fund liquidation. Specifically:

•
Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Fund, you may provide us alternative allocation instructions prior to April 27, 2016. If you do not provide alternative allocation instructions prior to April 27, 2016, your enrollment will automatically be updated to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account at the close of business on April 27, 2016.

•
Asset Rebalancing and/or InvestEase®: If you are enrolled in an Asset Rebalancing and/or InvestEase® Program that includes the Fund you may provide us alternative instructions prior to April 27, 2016. If you do not provide us alternative instructions prior to April 27, 2016, we will automatically update your Asset Rebalancing and/or InvestEase® Program to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account on April 27, 2016.

•
Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates on April 29, 2016. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account, unless you provide us alternative instructions prior to April 29, 2016.

•
Asset Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Asset Allocation Model that includes the Fund, the model will be automatically updated on April 27, 2016 to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.

FUND LIQUIDATING ON APRIL 29, 2016
As disclosed above, the Fund is closing to new or subsequent Premium Payments and allocations of Contract Value on April 27, 2016 in contemplation of the Fund liquidating on or about April 29, 2016. Effective as of the close of business on or about April 29, 2016, any Contract Value allocated to the Fund will be automatically transferred to the Invesco V.I. Money Market Fund Sub-Account.

Upon completion of liquidation of the Fund, all references to the Morgan Stanley - Money Market Portfolio Sub-Account in the prospectus are deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

HV-7635